SA FUNDS – Investment Trust

SA Worldwide Moderate Growth Fund (the “Fund”)

Supplement dated December 15, 2017 to the
Prospectus dated October 29, 2017

This Supplement amends information in the SA Worldwide Moderate Growth Fund Prospectus of the SA Funds – Investment Trust (“Trust”), dated October 29, 2017. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

Effective January 1, 2018, the Board of Trustees of the Trust approved a lowering of management fees for certain underlying SA Funds invested in by the Fund and an amendment to the fee waiver and/or expense reimbursement for certain Underlying SA Funds. In addition, also effective January 1, 2018, purchases by the Fund in underlying SA Funds will receive Select Class shares. Existing Investor Class shares of SA Funds held by the Fund will be converted (via an inter-class tax free exchange) into Select Class shares on the first business day of 2018. As a result of these changes, the Fees and Expenses section for the Fund, found on page 2 of the Prospectus, has been amended and is replaced in its entirety with the following:

SA Worldwide Moderate Growth Fund

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.00%
Shareholder servicing fee**	None
Other expenses	0.61%
Acquired fund fees and expenses***	0.78%
Total annual Fund operating expenses	1.39%
Fee waiver and/or expense reimbursement[1]	(0.61)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.78%

* The management fee has two components. There is no management fee on assets invested in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The Fund is subject to a management fee of 0.25% on assets invested in any other investments. The Fund does not currently intend to make investments that would be subject to a management fee.
** There is no shareholder servicing fee on assets invested in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The Fund is subject to a shareholder servicing fee of 0.25% on assets invested in any other investments. The Fund does not currently intend to make investments that would be subject to a shareholder servicing fee.
*** Acquired fund fees and expenses have been restated to reflect current fees.
1 The Adviser has contractually agreed to waive fees and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Fund’s investments in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. This expense limitation will remain in effect until July 1, 2025 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$80	$249	$433	$1,140

*	*	*

Effective January 1, 2018, the first paragraph of the Purchasing Shares section of the prospectus, found on page 22, is being amended and replaced in its entirety with the following:

Investors may purchase shares of the Allocation Fund through a financial intermediary. Effective January 1, 2018, purchases by the Allocation Fund of SA Funds will receive Select Class shares. Existing shares held by the Allocation Fund will be converted (via an inter-class tax free exchange) into Select Class shares on the first business day of 2018. For clients of many investment advisors, the minimum initial purchase amount is generally $5,000 with a $2,500 minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced. Other investment providers may have different minimum initial purchase requirements and/or different requirements for subsequent investments. If you are investing in the Fund through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. The Allocation Fund, in its sole discretion, may accept or reject any order for purchase of Fund shares. You may purchase shares of the Allocation Fund on any day that the NYSE is open. Please contact an authorized investment provider to purchase shares of any Fund.

You should retain this Supplement for future reference.

SA Funds–Investment Trust
SEC file number: 811-09195